SHELTON REAL ESTATE INCOME FUND
Portfolio of Investments (Expressed in U.S. Dollars) September 30, 2019

Security Description	Shares	Value
Common Stock (98.51%)

Financial (98.51%)
REITS- Diversified (2.57%)
Liberty Property Trust	3,080	158,096

REITS- Health Care (2.89%)
Healthcare Trust of America Inc	6,056	177,925

REIT- Hotel & Resort (8.62%)
Host Hotels & Resorts Inc	13,060	225,807
Sunstone Hotel Investors Inc	22,150	304,341
		530,148

REIT- Industrial (4.96%)
Duke Realty Corp	8,975	304,881

REIT-Mortgage (14.55%)
Apollo Commercial Real Estate Finance Inc	13,107	251,261
Blackstone Mortgage Trust Inc	13,789	494,336
Starwood Property Trust Inc	6,156	149,098
		894,695

REIT-Office (9.31%)
Alexandria Real Estate Equities Inc	3,040	468,282
Corporate Office Properties Trust	3,500	104,230
		572,512
REIT-Residential (16.03%)
American Homes 4 Rent	2,178	56,388
AvalonBay Communities Inc	843	181,523
Equity Residential	4,290	370,055
Sun Communities Inc	2,540	377,063
		985,029

REIT-Retail (11.05%)
Brixmor Property Group Inc	13,670	277,364
Retail Value Inc	297	11,001
Simon Property Group Inc	1,445	224,914
SITE Centers Corp	10,974	165,817
		679,096

REIT-Specialized (28.53%)
CoreSite Realty Corp	1,520	185,212
Crown Castle International Corp	2,870	398,959
CubeSmart	10,370	361,913
CyrusOne Inc	3,415	270,127
EPR Properties	3,051	234,500
Equinix Inc	525	302,820
		1,753,531

Total Common Stock (Cost $5,016,695)		6,055,913

Preferred Stock (1.29%)

Financial (1.29%)
REIT-Retail (1.29%)
Cedar Realty Trust Inc 7.250%	3,171	79,116

Total Investments (Cost $5,089,584) (a) (99.80%)		6,135,029
Other Net Assets (0.20%)		12,530
Net Assets (100.00%)		6,147,559

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $5,095,087

At September 30, 2019, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	1,145,259
Unrealized depreciation	(105,708)
Net unrealized appreciation	1,039,551

Fair Value Measurements -

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust's securities at September 30, 2019 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)	Total
Fund	Investments, in securities (b)	Investments, in securities (c)	Investments, in securities
BDC Income Fund	$6,436,574		$70,287	$6,506,861
Real Estate Income Fund	6,135,029		-	6,135,029
International Select Equity Fund	61,853,192	3,296,535	-	65,149,727
Shelton Tactical Credit Fund	16,186	98,855,667	27,912	98,899,765
Total investments in securities	$74,424,795	$3,296,535	$70,287	$77,791,617

(a)	It is the Fund's policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.